EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS
THIRD QUARTER 2022 RESULTS
Net Loss Attributable to Common Stockholders was $(25.2) Million
Comparable Hotel EBITDA was $94.1 Million
Adjusted EBITDAre was $82.1 Million
Best Quarterly RevPAR Performance to Date Relative to 2019
September 2022 RevPAR Exceeded September 2019 RevPAR

DALLAS – November 1, 2022 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2022 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2022 with the third quarter ended September 30, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 29% to $127 during the quarter on a 14.5% increase in ADR and a 12.9% increase in Occupancy. Comparable RevPAR for all hotels decreased approximately 4% compared to the comparable period in 2019, which is the best quarterly performance compared to 2019 since the onset of the pandemic.
•Net loss attributable to common stockholders was $(25.2) million or $(0.73) per diluted share for the quarter.
•Adjusted EBITDAre was $82.1 million for the quarter, reflecting a growth rate of 75.2% over the prior year quarter.
•Adjusted funds from operations (AFFO) was $0.52 per diluted share for the quarter, reflecting a growth rate of 373% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $505.5 million and restricted cash of $132.1 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $27.4 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

AHT Reports Third Quarter Results

November 1, 2022

•During the quarter, the Company recorded a credit of $3.9 million that is included in general and administrative expense related to the true-up associated with the contribution agreement for Ashford Securities, which the Company expects to occur during 2023.
•Net working capital at the end of the quarter was $601.9 million, which equates to approximately $16.64 per diluted share.
•Capex invested during the quarter was $25.3 million.
DISPOSITION ACTIVITY
Capital recycling remains an important component of the Company’s strategy and Ashford Trust is pursuing opportunities to sell certain non-core assets. On September 1, 2022, the Company completed the sale of the Sheraton Ann Arbor in Michigan for $34.5 million in cash and a $1.5 million interest-free receivable. All of the cash proceeds from the sale were used to pay down debt.
CAPITAL STRUCTURE
At September 30, 2022, the Company had total loans of $3.8 billion with a blended average interest rate of 6.7%. The Company has interest rate caps in place for all of its floating rate debt. Taking into account the current level of LIBOR and the corresponding interest rate caps, approximately 59% of the Company’s debt is effectively fixed and approximately 41% is effectively floating. All of the Company’s loans are current and in good standing with the respective lenders. At the end of the quarter, approximately 85% of the Company’s hotels were in cash traps under their respective loans. This means any excess cash flow generated by those hotels will be held by the lender and will not be available for corporate purposes.
The Company did not pay a dividend on its common stock and common units for the third quarter ended September 30, 2022. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay those current going forward.
During the first quarter of 2022, the Company filed a registration statement with the U.S. Securities and Exchange Commission (“SEC”) for its Series J and Series K Redeemable Preferred Stock (“Non-Traded Preferred Equity”). The registration statement provides for the issuance of Non-Traded Preferred Equity in a primary offering over the course of up to three years from the effective date. The Series J and Series K Redeemable Preferred Stock are expected to have an initial annual dividend yield of 8% and 8.2% respectively, and the Company will also offer a Dividend Reinvestment Plan for investors in the Non-Traded Preferred Equity. The registration statement is now effective, and the Company commenced the offering of the Non-Traded Preferred Equity during the third quarter of 2022. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“We are extremely pleased with our strong third quarter operating performance and, bolstered by increased demand and notable rate increases in many key markets, we’re extremely encouraged that Ashford Trust’s RevPAR performance in September represents the first positive month we’ve had versus 2019 thus far,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “That improvement has continued into the fourth quarter, reflecting our high-quality, geographically diverse portfolio and its high exposure to transient leisure customers. Further, we have significantly de-levered our balance sheet, and we continue to take decisive actions to improve our liquidity, build our cash balance and enhance our operational and financial flexibility. In addition, we recently commenced the process of raising our non-traded preferred equity and believe this offering will provide an attractive cost of capital and allow us to accretively grow our portfolio over time, subject to future market conditions.

AHT Reports Third Quarter Results

November 1, 2022

Looking ahead to the remainder of 2022 and into 2023, we continue to be pleased with how our portfolio is performing and believe we are well-positioned for any economic scenario.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, November 2, 2022, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, November 9, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13732686.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2022 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Wednesday, November 2, 2022, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on July 16, 2021 with regard to share counts and per share data. We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance

AHT Reports Third Quarter Results

November 1, 2022

on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Investments in hotel properties, net	$3,114,528	$3,230,710
Cash and cash equivalents	505,533	592,110
Restricted cash	132,055	99,534
Accounts receivable, net of allowance of $634 and $455, respectively	58,601	37,720
Inventories	3,788	3,291
Notes receivable, net	4,975	8,723
Investment in unconsolidated entities	10,802	11,253
Deferred costs, net	3,247	5,001
Prepaid expenses	19,797	13,384
Derivative assets, net	20,187	501
Operating lease right-of-use assets	44,082	44,575
Other assets	17,559	16,150
Intangible assets, net	797	797
Due from Ashford Inc., net	1,761	25
Due from related parties, net	6,597	7,473
Due from third-party hotel managers	27,361	26,896
Total assets	$3,971,670	$4,098,143

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,838,697	$3,887,822
Accounts payable and accrued expenses	135,967	117,650
Accrued interest payable	10,577	15,432
Dividends and distributions payable	3,103	3,104
Due to related parties, net	—	728
Due to third-party hotel managers	727	1,204
Intangible liabilities, net	2,117	2,177
Operating lease liabilities	44,781	45,106
Other liabilities	4,452	4,832
Total liabilities	4,040,421	4,078,055

Redeemable noncontrolling interests in operating partnership	21,988	22,742
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at September 30, 2022 and December 31, 2021	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at September 30, 2022 and December 31, 2021	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at September 30, 2022 and December 31, 2021	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at September 30, 2022 and December 31, 2021	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at September 30, 2022 and December 31, 2021	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,498,993 and 34,490,381 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	345	345
Additional paid-in capital	2,382,863	2,379,906
Accumulated deficit	(2,474,012)	(2,382,970)
Total equity (deficit)	(90,739)	(2,654)
Total liabilities and equity/deficit	$3,971,670	$4,098,143

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
REVENUE
Rooms	$260,616	$202,119	$731,474	$459,264
Food and beverage	48,633	29,744	139,709	57,487
Other	18,183	14,944	50,042	38,358
Total hotel revenue	327,432	246,807	921,225	555,109
Other	724	627	2,164	1,567
Total revenue	328,156	247,434	923,389	556,676
EXPENSES
Hotel operating expenses
Rooms	61,464	48,579	169,250	110,072
Food and beverage	36,199	22,206	100,981	41,883
Other expenses	106,907	92,581	310,407	224,422
Management fees	11,686	8,976	33,552	21,944
Total hotel operating expenses	216,256	172,342	614,190	398,321
Property taxes, insurance and other	17,541	17,222	51,289	51,821
Depreciation and amortization	49,428	53,069	152,444	166,291
Advisory services fee:
Base advisory fee	8,854	9,476	26,202	27,217
Reimbursable expenses	2,430	1,979	7,365	5,191
Stock/unit-based compensation	1,229	2,412	4,609	6,702
Incentive fee	—	(6,472)	—	—
Corporate, general and administrative:
Stock/unit-based compensation	37	39	668	675
Other general and administrative	(921)	2,375	6,062	11,438
Total operating expenses	294,854	252,442	862,829	667,656
Gain (loss) on disposition of assets and hotel properties	(11)	103	273	395
OPERATING INCOME (LOSS)	33,291	(4,905)	60,833	(110,585)
Equity in earnings (loss) of unconsolidated entities	(147)	(145)	(451)	(423)
Interest income	1,576	124	2,153	137
Other income (expense), net	241	208	426	682
Interest expense, net of discount amortization	(58,511)	(40,797)	(145,661)	(102,033)
Amortization of loan costs	(2,512)	(2,206)	(7,314)	(9,970)
Write-off of premiums, loan costs and exit fees	(1,378)	(1,034)	(3,076)	(5,200)
Gain (loss) on extinguishment of debt	—	1,292	—	11,896
Unrealized gain (loss) on derivatives	9,774	6,029	19,059	3,712
INCOME (LOSS) BEFORE INCOME TAXES	(17,666)	(41,434)	(74,031)	(211,784)
Income tax benefit (expense)	(4,657)	(2,615)	(10,340)	(2,916)
NET INCOME (LOSS)	(22,323)	(44,049)	(84,371)	(214,700)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	(10)	—	84
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	231	367	679	3,594
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,092)	(43,692)	(83,692)	(211,022)
Preferred dividends	(3,104)	(2,039)	(9,311)	1,488
Gain (loss) on extinguishment of preferred stock	—	(1,789)	—	959
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(25,196)	$(47,520)	$(93,003)	$(208,575)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.73)	$(1.70)	$(2.71)	$(11.89)
Weighted average common shares outstanding – basic	34,371	28,033	34,324	17,520
Diluted:
Net income (loss) attributable to common stockholders	$(0.73)	$(1.70)	$(2.71)	$(11.89)
Weighted average common shares outstanding – diluted	34,371	28,033	34,324	17,520
Dividends declared per common share:	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$(22,323)	$(44,049)	$(84,371)	$(214,700)
Interest expense and amortization of discounts and loan costs, net	61,023	43,003	152,975	112,003
Depreciation and amortization	49,428	53,069	152,444	166,291
Income tax expense (benefit)	4,657	2,615	10,340	2,916
Equity in (earnings) loss of unconsolidated entities	147	145	451	423
Company's portion of EBITDA of unconsolidated entities	(148)	(144)	(452)	(419)
EBITDA	92,784	54,639	231,387	66,514
(Gain) loss on disposition of assets and hotel properties	11	(103)	(273)	(395)
EBITDAre	92,795	54,536	231,114	66,119
Amortization of unfavorable contract liabilities	43	52	138	158
Write-off of premiums, loan costs and exit fees	1,378	1,034	3,076	5,200
(Gain) loss on extinguishment of debt	—	(1,292)	—	(11,896)
Other (income) expense, net	(241)	(209)	(426)	(683)
Transaction and conversion costs	(3,401)	332	(1,828)	2,254
Legal, advisory and settlement costs	(96)	2,435	(59)	6,932
Unrealized (gain) loss on derivatives	(9,774)	(6,029)	(19,059)	(3,712)
Dead deal costs	76	—	356	689
Uninsured remediation costs	—	(33)	—	341
Stock/unit-based compensation	1,275	2,490	5,324	7,539
Advisory services incentive fee	—	(6,472)	—	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	1	2	12	14
Adjusted EBITDAre	$82,056	$46,846	$218,648	$72,955
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$(22,323)	$(44,049)	$(84,371)	$(214,700)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	(10)	—	84
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	231	367	679	3,594
Preferred dividends	(3,104)	(2,039)	(9,311)	1,488
Gain (loss) on extinguishment of preferred stock	—	(1,789)	—	959
Net income (loss) attributable to common stockholders	(25,196)	(47,520)	(93,003)	(208,575)
Depreciation and amortization on real estate	49,428	53,033	152,444	166,182
(Gain) loss on disposition of assets and hotel properties	11	(103)	(273)	(395)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(231)	(367)	(679)	(3,594)
Equity in (earnings) loss of unconsolidated entities	147	145	451	423
Company's portion of FFO of unconsolidated entities	(148)	(145)	(452)	(421)
FFO available to common stockholders and OP unitholders	24,011	5,043	58,488	(46,380)
(Gain) loss on extinguishment of preferred stock	—	1,789	—	(959)
Write-off of premiums, loan costs and exit fees	1,378	1,034	3,076	5,200
(Gain) loss on extinguishment of debt	—	(1,292)	—	(11,896)
Other (income) expense, net	(108)	(209)	(293)	(683)
Transaction and conversion costs	(3,401)	332	(1,828)	2,628
Legal, advisory and settlement costs	(96)	2,435	(59)	6,932
Unrealized (gain) loss on derivatives	(9,774)	(6,029)	(19,059)	(3,712)
Dead deal costs	76	—	356	689
Uninsured remediation costs	—	(33)	—	341
Stock/unit-based compensation	1,275	2,490	5,324	7,539
Amortization of term loan exit fee	3,092	1,896	8,669	4,556
Amortization of loan costs	2,512	2,203	7,314	9,960
Advisory services incentive fee	—	(6,472)	—	—
Company's portion of adjustments to FFO of unconsolidated entities	1	2	12	14
Adjusted FFO available to common stockholders and OP unitholders	$18,966	$3,189	$62,000	$(25,771)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.52	$0.11	$1.71	$(1.33)
Weighted average diluted shares	36,433	29,994	36,347	19,426

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2022
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (12)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel EBITDA (13)	Comparable TTM EBITDA Debt Yield
JPMorgan Chase La Posada - 1 hotel	November 2022	November 2023	LIBOR + 2.70%	$—	$25,000	$25,000	(1)	$5,604	22.4%
Morgan Stanley Pool - 17 hotels	November 2022	November 2024	LIBOR + 3.00%	—	415,000	415,000	(2)	36,909	8.9%
BAML Indigo Atlanta - 1 hotel	December 2022	December 2024	LIBOR + 2.25%	—	16,100	16,100	(3)	1,412	8.8%
Aareal Le Pavillon - 1 hotel	January 2023	January 2025	LIBOR + 3.40%	—	37,000	37,000	(4)	1,248	3.4%
JPMorgan Chase - 8 hotels	February 2023	February 2025	LIBOR + 3.07%	—	395,000	395,000	(5)	26,341	6.7%
BAML Princeton/Nashville - 2 hotels	March 2023	March 2026	LIBOR + 2.75%	—	240,000	240,000	(6)	33,707	14.0%
BAML Highland Pool - 19 hotels	April 2023	April 2025	LIBOR + 3.20%	—	907,030	907,030	(7)	76,301	8.4%
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR + 2.45%	—	73,450	73,450		3,584	4.9%
KEYS Pool A - 7 hotels	June 2023	June 2025	LIBOR + 3.65%	—	180,720	180,720	(8)	11,946	6.6%
KEYS Pool B - 7 hotels	June 2023	June 2025	LIBOR + 3.39%	—	174,400	174,400	(8)	6,022	3.5%
KEYS Pool C - 5 hotels	June 2023	June 2025	LIBOR + 3.73%	—	221,040	221,040	(8)	17,380	7.9%
KEYS Pool D - 5 hotels	June 2023	June 2025	LIBOR + 4.02%	—	262,640	262,640	(8)	23,901	9.1%
KEYS Pool E - 5 hotels	June 2023	June 2025	LIBOR + 2.73%	—	160,000	160,000	(8)	17,473	10.9%
KEYS Pool F - 5 hotels	June 2023	June 2025	LIBOR + 3.68%	—	215,120	215,120	(8)	14,172	6.6%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,383	—	6,383		1,285	20.1%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,316	—	9,316		1,398	15.0%
Oaktree Capital Term Loan	January 2024	January 2026	16.00%	195,959	—	195,959	(9)	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,881	—	5,881		1,071	18.2%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	LIBOR + 2.00%	—	8,881	8,881		623	7.0%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,231	—	11,231		986	8.8%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,466	—	22,466		2,762	12.3%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	LIBOR + 4.65%	—	85,552	85,552	(10)	10,744	12.6%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	47,212	—	47,212		7,022	14.9%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	23,468	—	23,468		2,185	9.3%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	LIBOR + 3.80%	—	98,000	98,000	(11)	12,142	12.4%
Total				$321,916	$3,514,933	$3,836,849		$316,218	8.2%
Percentage				8.4%	91.6%	100.0%
Weighted average interest rate				11.60%	6.26%	6.71%
All indebtedness is non-recourse with the exception of the term loan.
(1)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2021. This mortgage loan has a LIBOR floor of 1.25%.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in November 2021.
(3)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(4)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in February 2022.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in March 2022.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in April 2022.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022.
(9)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.10%.
(11)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(12)    The final maturity date assumes all available extension options will be exercised.
(13)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2022
(dollars in thousands)
(unaudited)

	2022	2023	2024	2025	2026	Thereafter	Total
Aareal Hilton Alexandria - 1 hotel	$—	$73,450	$—	$—	$—	$—	$73,450
JPMorgan Chase La Posada - 1 hotel	—	25,000	—	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	9,036	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	6,191	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	5,680	—	—	—	5,680
Southside Bank Ashton - 1 hotel	—	—	8,881	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	10,755	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	21,522	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	415,000	—	—	—	415,000
BAML Indigo Atlanta - 1 hotel	—	—	15,781	—	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	36,200	—	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	395,000	—	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	44,413	—	—	44,413
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	22,030	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	906,810	—	—	906,810
KEYS Pool A - 7 hotels	—	—	—	180,720	—	—	180,720
KEYS Pool B - 7 hotels	—	—	—	174,400	—	—	174,400
KEYS Pool C - 5 hotels	—	—	—	221,040	—	—	221,040
KEYS Pool D - 5 hotels	—	—	—	262,640	—	—	262,640
KEYS Pool E - 5 hotels	—	—	—	160,000	—	—	160,000
KEYS Pool F - 5 hotels	—	—	—	215,120	—	—	215,120
Oaktree Capital Term Loan	—	—	—	—	195,959	—	195,959
BAML Princeton/Nashville - 2 hotels	—	—	—	—	240,000	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	—	96,000	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	—	85,552	—	85,552
Principal due in future periods	—	98,450	492,846	2,618,373	617,511	—	3,827,180
Scheduled amortization payments remaining	874	3,288	3,206	801	1,500	—	9,669
Total indebtedness	$874	$101,738	$496,052	$2,619,174	$619,011	$—	$3,836,849

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$259,547	$(1,714)	$257,833	$201,144	$(1,785)	$199,359	29.04%	29.33%
RevPAR	$126.80	$(140.35)	$126.72	$97.99	$98.48	$97.98	29.41%	29.33%
Occupancy	70.95%	(68.99)%	70.96%	62.80%	59.18%	62.84%	12.98%	12.93%
ADR	$178.72	$(203.42)	$178.57	$156.02	$166.42	$155.93	14.55%	14.52%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$728,011	$(4,401)	$723,610	$456,584	$(3,893)	$452,691	59.45%	59.85%
RevPAR	$119.63	$(91.92)	$119.85	$74.57	$45.73	$74.98	60.42%	59.84%
Occupancy	67.55%	(54.49)%	67.65%	53.99%	42.19%	54.16%	25.12%	24.91%
ADR	$177.10	$(168.68)	$177.16	$138.12	$108.38	$138.44	28.23%	27.96%

NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$255,373	$(1,714)	$253,659	$197,165	$(1,785)	$195,380	29.52%	29.83%
RevPAR	$127.36	$(140.35)	$127.28	$98.04	$98.48	$98.04	29.90%	29.83%
Occupancy	71.14%	(68.99)%	71.15%	62.65%	59.18%	62.68%	13.55%	13.52%
ADR	$179.04	$(203.42)	$178.89	$156.50	$166.42	$156.42	14.40%	14.37%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$711,271	$(4,401)	$706,870	$444,727	$(3,893)	$440,834	59.93%	60.35%
RevPAR	$119.31	$(91.92)	$119.53	$74.14	$45.73	$74.55	60.93%	60.34%
Occupancy	67.46%	(54.49)%	67.56%	53.60%	42.19%	53.76%	25.86%	25.67%
ADR	$176.86	$(168.68)	$176.92	$138.32	$108.38	$138.66	27.86%	27.59%

NOTES:
(1)    The above comparable information assumes the 97 hotel properties owned and included in the Company’s operations at September 30, 2022, and not under renovation during the three months ended September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Hyatt Regency Coral Gables, Residence Inn Phoenix Airport

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$326,065	$245,578	32.77%	$916,705	$551,671	66.17%
Non-comparable adjustments	(2,088)	(2,091)		(5,544)	(4,365)
Comparable total hotel revenue	$323,977	$243,487	33.06%	$911,161	$547,306	66.48%

Hotel EBITDA	$94,892	$62,034	52.97%	$261,829	$113,502	130.68%
Non-comparable adjustments	(841)	(617)		(775)	144
Comparable hotel EBITDA	$94,051	$61,417	53.14%	$261,054	$113,646	129.71%
Hotel EBITDA margin	29.10%	25.26%	3.84%	28.56%	20.57%	7.99%
Comparable hotel EBITDA margin	29.03%	25.22%	3.81%	28.65%	20.76%	7.89%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$87	(100.00)%	$—	$144	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$94,892	$61,947	53.18%	$261,829	$113,358	130.98%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$94,051	$61,330	53.35%	$261,054	$113,502	130.00%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$320,265	$240,287	33.28%	$893,934	$537,007	66.47%
Non-comparable adjustments	(2,088)	(2,091)		(5,544)	(4,365)
Comparable total hotel revenue	$318,177	$238,196	33.58%	$888,390	$532,642	66.79%

Hotel EBITDA	$94,206	$60,976	54.50%	$255,478	$110,049	132.15%
Non-comparable adjustments	(841)	(617)		(775)	144
Comparable hotel EBITDA	$93,365	$60,359	54.68%	$254,703	$110,193	131.14%
Hotel EBITDA margin	29.42%	25.38%	4.04%	28.58%	20.49%	8.09%
Comparable hotel EBITDA margin	29.34%	25.34%	4.00%	28.67%	20.69%	7.98%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$87	(100.00)%	$—	$144	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$94,206	$60,889	54.72%	$255,478	$109,905	132.45%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$93,365	$60,272	54.91%	$254,703	$110,049	131.45%
NOTES:
(1)    The above comparable information assumes the 97 hotel properties owned and included in the Company’s operations at September 30, 2022, and not under renovation during the three months ended September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Hyatt Regency Coral Gables, Residence Inn Phoenix Airport

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2022	2022	2022	2022	2022	2022	2021	2021	2021
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$326,065	$(2,088)	$323,977	$345,651	$(2,089)	$343,562	$244,989	$(1,367)	$243,622	$246,649	$(1,873)	$244,776
Hotel EBITDA	$94,892	$(841)	$94,051	$111,375	$(154)	$111,221	$55,562	$220	$55,782	$55,471	$(307)	$55,164
Hotel EBITDA margin	29.10%		29.03%	32.22%		32.37%	22.68%		22.90%	22.49%		22.54%

EBITDA % of total TTM	29.9%		29.7%	35.1%		35.2%	17.5%		17.6%	17.5%		17.5%

JV interests in EBITDA	$—	$—	$—	$—	$—	$—	$—	$—	$—	$82	$—	$82

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total hotel revenue	$1,163,354	$(7,417)	$1,155,937
Hotel EBITDA	$317,300	$(1,082)	$316,218
Hotel EBITDA margin	27.27%		27.36%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$82	$—	$82
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	9	1,426	$135.99	$—	$135.99	$108.49	$—	$108.49	25.3%	25.3%
Boston, MA Area	2	705	239.92	—	239.92	164.22	—	164.22	46.1%	46.1%
Dallas / Ft. Worth, TX Area	7	1,526	91.65	—	91.65	67.12	—	67.12	36.5%	36.5%
Houston, TX Area	3	692	93.59	—	93.59	85.81	—	85.81	9.1%	9.1%
Los Angeles, CA Metro Area	6	1,619	131.02	—	131.02	107.99	—	107.99	21.3%	21.3%
Miami, FL Metro Area	2	414	126.43	—	126.43	117.92	—	117.92	7.2%	7.2%
Minneapolis - St. Paul, MN Area	2	520	91.16	—	91.16	56.73	—	56.73	60.7%	60.7%
Nashville, TN Area	1	673	221.35	—	221.35	191.67	—	191.67	15.5%	15.5%
New York / New Jersey Metro Area	6	1,743	101.75	—	101.75	74.56	—	74.56	36.5%	36.5%
Orlando, FL Area	2	524	103.34	—	103.34	88.29	—	88.29	17.0%	17.0%
Philadelphia, PA Area	3	648	102.64	—	102.64	97.39	—	97.39	5.4%	5.4%
San Diego, CA Area	2	410	162.45	—	162.45	111.57	—	111.57	45.6%	45.6%
San Francisco - Oakland, CA Metro Area	7	1,547	137.57	—	137.57	91.59	—	91.59	50.2%	50.2%
Tampa, FL Area	2	571	102.59	—	102.59	80.54	—	80.54	27.4%	27.4%
Washington D.C. - MD - VA Area	9	2,426	127.38	—	127.38	73.01	—	73.01	74.5%	74.5%
Other Areas	36	6,672	124.56	(140.35)	124.25	105.11	(98.48)	105.31	18.5%	18.0%
Total Portfolio	99	22,116	$126.80	$(140.35)	$126.72	$97.99	$(98.48)	$97.98	29.4%	29.3%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	9	1,426	$6,031	$—	$6,031	6.4%	$4,444	$—	$4,444	7.2%	35.7%	35.7%
Boston, MA Area	2	705	7,067	—	7,067	7.5%	3,857	—	3,857	6.3%	83.2%	83.2%
Dallas / Ft. Worth, TX Area	7	1,526	5,400	—	5,400	5.7%	2,428	—	2,428	4.0%	122.4%	122.4%
Houston, TX Area	3	692	1,767	—	1,767	1.9%	1,324	—	1,324	2.2%	33.5%	33.5%
Los Angeles, CA Metro Area	6	1,619	5,281	—	5,281	5.6%	4,951	—	4,951	8.1%	6.7%	6.7%
Miami, FL Metro Area	2	414	1,014	—	1,014	1.1%	1,139	—	1,139	1.9%	(11.0)%	(11.0)%
Minneapolis - St. Paul, MN Area	2	520	1,393	—	1,393	1.5%	688	(1)	687	1.1%	102.5%	102.8%
Nashville, TN Area	1	673	7,489	—	7,489	8.0%	6,763	—	6,763	11.0%	10.7%	10.7%
New York / New Jersey Metro Area	6	1,743	5,115	—	5,115	5.4%	2,536	3	2,539	4.1%	101.7%	101.5%
Orlando, FL Area	2	524	1,144	—	1,144	1.2%	1,101	—	1,101	1.8%	3.9%	3.9%
Philadelphia, PA Area	3	648	1,466	—	1,466	1.6%	1,901	—	1,901	3.1%	(22.9)%	(22.9)%
San Diego, CA Area	2	410	2,467	—	2,467	2.6%	1,566	—	1,566	2.5%	57.5%	57.5%
San Francisco - Oakland, CA Metro Area	7	1,547	6,587	—	6,587	7.0%	3,146	—	3,146	5.1%	109.4%	109.4%
Tampa, FL Area	2	571	1,532	—	1,532	1.6%	254	—	254	0.4%	503.1%	503.1%
Washington D.C. - MD - VA Area	9	2,426	10,925	219	11,144	11.8%	3,162	(3)	3,159	5.1%	245.5%	252.8%
Other Areas	36	6,672	30,214	(1,060)	29,154	31.1%	22,774	(616)	22,158	36.1%	32.7%	31.6%
Total Portfolio	99	22,116	$94,892	$(841)	$94,051	100.0%	$62,034	$(617)	$61,417	100.0%	53.0%	53.1%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	9	1,426	$125.99	$—	$125.99	$84.24	$—	$84.24	49.6%	49.6%
Boston, MA Area	2	705	194.84	—	194.84	86.19	—	86.19	126.1%	126.1%
Dallas / Ft. Worth, TX Area	7	1,526	96.36	—	96.36	60.26	—	60.26	59.9%	59.9%
Houston, TX Area	3	692	93.91	—	93.91	73.61	—	73.61	27.6%	27.6%
Los Angeles, CA Metro Area	6	1,619	131.26	—	131.26	84.45	—	84.45	55.4%	55.4%
Miami, FL Metro Area	2	414	166.52	—	166.52	117.25	—	117.25	42.0%	42.0%
Minneapolis - St. Paul, MN Area	2	520	65.53	—	65.53	37.52	(6.17)	37.77	74.7%	73.5%
Nashville, TN Area	1	673	217.94	—	217.94	113.24	—	113.24	92.5%	92.5%
New York / New Jersey Metro Area	6	1,743	83.29	—	83.29	45.93	—	45.93	81.3%	81.3%
Orlando, FL Area	2	524	115.74	—	115.74	79.57	—	79.57	45.5%	45.5%
Philadelphia, PA Area	3	648	92.67	—	92.67	67.53	—	67.53	37.2%	37.2%
San Diego, CA Area	2	410	137.44	—	137.44	79.68	—	79.68	72.5%	72.5%
San Francisco - Oakland, CA Metro Area	7	1,547	111.10	—	111.10	70.05	—	70.05	58.6%	58.6%
Tampa, FL Area	2	571	125.74	—	125.74	94.98	—	94.98	32.4%	32.4%
Washington D.C. - MD - VA Area	9	2,426	121.19	—	121.19	53.57	—	53.57	126.2%	126.2%
Other Areas	36	6,672	119.10	(91.92)	119.82	82.65	(46.26)	84.33	44.1%	42.1%
Total Portfolio	99	22,116	$119.63	$(91.92)	$119.85	$74.57	$(45.73)	$74.98	60.4%	59.8%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	9	1,426	$15,614	$—	$15,614	6.0%	$8,060	$—	$8,060	7.1%	93.7%	93.7%
Boston, MA Area	2	705	15,196	—	15,196	5.8%	1,505	—	1,505	1.3%	909.7%	909.7%
Dallas / Ft. Worth, TX Area	7	1,526	16,962	—	16,962	6.5%	6,407	—	6,407	5.6%	164.7%	164.7%
Houston, TX Area	3	692	5,427	—	5,427	2.1%	3,399	—	3,399	3.0%	59.7%	59.7%
Los Angeles, CA Metro Area	6	1,619	19,084	—	19,084	7.3%	10,505	—	10,505	9.2%	81.7%	81.7%
Miami, FL Metro Area	2	414	7,576	—	7,576	2.9%	3,779	—	3,779	3.3%	100.5%	100.5%
Minneapolis - St. Paul, MN Area	2	520	1,060	—	1,060	0.4%	(451)	186	(265)	(0.2)%	335.0%	500.0%
Nashville, TN Area	1	673	23,379	—	23,379	9.0%	9,465	—	9,465	8.3%	147.0%	147.0%
New York / New Jersey Metro Area	6	1,743	9,286	—	9,286	3.6%	352	—	352	0.3%	2,538.1%	2,538.1%
Orlando, FL Area	2	524	5,392	—	5,392	2.1%	3,005	(1)	3,004	2.6%	79.4%	79.5%
Philadelphia, PA Area	3	648	3,470	—	3,470	1.3%	2,762	—	2,762	2.4%	25.6%	25.6%
San Diego, CA Area	2	410	5,824	—	5,824	2.2%	2,982	—	2,982	2.6%	95.3%	95.3%
San Francisco - Oakland, CA Metro Area	7	1,547	12,687	—	12,687	4.9%	5,493	—	5,493	4.8%	131.0%	131.0%
Tampa, FL Area	2	571	7,468	—	7,468	2.9%	4,066	—	4,066	3.6%	83.7%	83.7%
Washington D.C. - MD - VA Area	9	2,426	30,186	218	30,404	11.6%	3,703	(9)	3,694	3.3%	715.2%	723.1%
Other Areas	36	6,672	83,218	(993)	82,225	31.4%	48,470	(32)	48,438	42.8%	71.7%	69.8%
Total Portfolio	99	22,116	$261,829	$(775)	$261,054	100.0%	$113,502	$144	$113,646	100.0%	130.7%	129.7%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2022
(in thousands, except share price)
(unaudited)

September 30, 2022
Common stock shares outstanding	34,499
Partnership units outstanding	1,671
Combined common stock shares and partnership units outstanding	36,170
Common stock price	$6.81
Market capitalization	$246,318
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Indebtedness	$3,836,849
Net working capital (see below)	$(601,933)
Total enterprise value (TEV)	$3,644,204

Cash and cash equivalents	$505,533
Restricted cash	$132,055
Accounts receivable, net	$58,601
Prepaid expenses	$19,797
Due from third-party hotel managers, net	$26,633
Due from affiliates, net	$8,357
Total current assets	$750,976

Accounts payable, net & accrued expenses	$145,939
Dividends and distributions payable	$3,104
Total current liabilities	$149,043

Net working capital	$601,933

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Embassy Suites Santa Clara Silicon Valley	258				x
Hampton Inn Evansville	140				x
Hyatt Regency Coral Gables	253			x	x
Marriott Fremont Silicon Valley	357	x	x
Residence Inn Phoenix Airport	200			x	x
SpringHill Suites Buford Mall of Georgia	97				x
Total		1	1	2	5
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2022	2022	2021	September 30, 2022
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$40,944	$55,848	$(213)	$(1,105)	$95,474
Non-property adjustments	1	2	11	(47)	(33)
Interest income	(47)	(48)	(7)	(6)	(108)
Interest expense	3,556	2,643	2,272	2,252	10,723
Amortization of loan costs	447	443	439	435	1,764
Depreciation and amortization	49,256	50,723	51,941	52,377	204,297
Income tax expense (benefit)	116	84	15	11	226
Non-hotel EBITDA ownership expense	619	1,680	1,104	1,554	4,957
Hotel EBITDA including amounts attributable to noncontrolling interest	94,892	111,375	55,562	55,471	317,300
Non-comparable adjustments	(841)	(154)	220	(307)	(1,082)
Comparable hotel EBITDA	$94,051	$111,221	$55,782	$55,164	$316,218
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$41,858	$(914)	$40,944	$(30)	$(63,237)	$(22,323)
Non-property adjustments	1	—	1	—	(1)	—
Interest income	(47)	—	(47)	—	47	—
Interest expense	3,556	—	3,556	—	54,955	58,511
Amortization of loan cost	447	—	447	—	2,065	2,512
Depreciation and amortization	47,665	1,591	49,256	122	50	49,428
Income tax expense (benefit)	116	—	116	—	4,541	4,657
Non-hotel EBITDA ownership expense	610	9	619	9	(628)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	94,206	686	94,892	101	(2,208)	92,785
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	147	147
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(148)	(148)
Hotel EBITDA attributable to the Company and OP unitholders	$94,206	$686	$94,892	$101	$(2,209)	$92,784
Non-comparable adjustments	(841)	—	(841)
Comparable hotel EBITDA	$93,365	$686	$94,051
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Hyatt Regency Coral Gables, Residence Inn Phoenix Airport

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$55,848	$459	$(62,553)	$(6,246)
Non-property adjustments	2	(151)	149	—
Interest income	(48)	(1)	49	—
Interest expense	2,643	—	43,347	45,990
Amortization of loan cost	443	—	1,960	2,403
Depreciation and amortization	50,723	124	49	50,896
Income tax expense (benefit)	84	—	5,479	5,563
Non-hotel EBITDA ownership expense	1,680	17	(1,697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	111,375	448	(13,217)	98,606
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	151	151
Company's portion of EBITDA of unconsolidated entities	—	—	(151)	(151)
Hotel EBITDA attributable to the Company and OP unitholders	$111,375	$448	$(13,217)	$98,606
Non-comparable adjustments	(154)
Comparable hotel EBITDA	$111,221
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(213)	$267	$(55,856)	$(55,802)
Non-property adjustments	11	(122)	111	—
Interest income	(7)	—	7	—
Interest expense	2,272	—	38,888	41,160
Amortization of loan cost	439	—	1,960	2,399
Depreciation and amortization	51,941	131	48	52,120
Income tax expense (benefit)	15	—	105	120
Non-hotel EBITDA ownership expense	1,104	20	(1,124)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	55,562	296	(15,861)	39,997
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	153	153
Company's portion of EBITDA of unconsolidated entities	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$55,562	$296	$(15,861)	$39,997
Non-comparable adjustments	220
Comparable hotel EBITDA	$55,782
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(1,105)	$207	$(55,450)	$(56,348)
Non-property adjustments	(47)	(140)	187	—
Interest income	(6)	—	6	—
Interest expense	2,252	—	39,223	41,475
Amortization of loan cost	435	—	2,206	2,641
Depreciation and amortization	52,377	135	48	52,560
Income tax expense (benefit)	11	—	3,021	3,032
Non-hotel EBITDA ownership expense	1,554	19	(1,573)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	55,471	221	(12,332)	43,360
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(83)	—	83	—
Equity in (earnings) loss of unconsolidated entities	—	—	135	135
Company's portion of EBITDA of unconsolidated entities	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$55,388	$221	$(12,249)	$43,360
Non-comparable adjustments	(307)
Comparable hotel EBITDA	$55,164
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$4,329	$(468)	$3,861	$(173)	$(47,737)	$(44,049)
Non-property adjustments	(890)	—	(890)	(81)	971	—
Interest income	(6)	—	(6)	—	6	—
Interest expense	1,824	—	1,824	—	38,973	40,797
Amortization of loan cost	341	—	341	—	1,865	2,206
Depreciation and amortization	51,359	1,518	52,877	144	48	53,069
Income tax expense (benefit)	99	—	99	—	2,516	2,615
Non-hotel EBITDA ownership expense	3,920	8	3,928	12	(3,940)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	60,976	1,058	62,034	(98)	(7,298)	54,638
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(87)	—	(87)	—	87	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	145	145
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(144)	(144)
Hotel EBITDA attributable to the Company and OP unitholders	$60,889	$1,058	$61,947	$(98)	$(7,210)	$54,639
Non-comparable adjustments	(617)	—	(617)
Comparable hotel EBITDA	$60,359	$1,058	$61,417
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Hyatt Regency Coral Gables, Residence Inn Phoenix Airport

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$94,867	$1,712	$96,579	$696	$(181,646)	$(84,371)
Non-property adjustments	14	—	14	(273)	259	—
Interest income	(102)	—	(102)	(1)	103	—
Interest expense	8,471	—	8,471	—	137,190	145,661
Amortization of loan cost	1,329	—	1,329	—	5,985	7,314
Depreciation and amortization	147,301	4,619	151,920	377	147	152,444
Income tax expense (benefit)	215	—	215	—	10,125	10,340
Non-hotel EBITDA ownership expense	3,383	20	3,403	46	(3,449)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	255,478	6,351	261,829	845	(31,286)	231,388
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	451	451
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(452)	(452)
Hotel EBITDA attributable to the Company and OP unitholders	$255,478	$6,351	$261,829	$845	$(31,287)	$231,387
Non-comparable adjustments	(775)	—	(775)
Comparable hotel EBITDA	$254,703	$6,351	$261,054
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Hyatt Regency Coral Gables, Residence Inn Phoenix Airport

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(51,323)	$(1,430)	$(52,753)	$(422)	$(161,525)	$(214,700)
Non-property adjustments	(11,786)	—	(11,786)	(81)	11,867	—
Interest income	(18)	—	(18)	—	18	—
Interest expense	4,726	—	4,726	—	97,307	102,033
Amortization of loan cost	888	—	888	—	9,082	9,970
Depreciation and amortization	160,933	4,767	165,700	445	146	166,291
Income tax expense (benefit)	158	—	158	—	2,758	2,916
Non-hotel EBITDA ownership expense	6,471	116	6,587	168	(6,755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	110,049	3,453	113,502	110	(47,102)	66,510
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(144)	—	(144)	—	144	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	423	423
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(419)	(419)
Hotel EBITDA attributable to the Company and OP unitholders	$109,905	$3,453	$113,358	$110	$(46,954)	$66,514
Non-comparable adjustments	144	—	144
Comparable hotel EBITDA	$110,193	$3,453	$113,646
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Hyatt Regency Coral Gables, Residence Inn Phoenix Airport

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,153	$3,241	$1,436	$523	$2,633	$(641)	$584	$5,386	$948
Non-property adjustments	—	—	—	—	—	—	—	(18)	—
Interest income	(1)	—	(1)	—	(4)	—	—	—	(1)
Interest expense	184	1,506	—	—	—	—	—	—	—
Amortization of loan costs	8	134	—	—	—	—	—	—	—
Depreciation and amortization	3,627	2,168	3,880	1,190	2,891	1,552	793	2,522	4,044
Income tax expense (benefit)	—	—	—	—	—	—	—	20	—
Non-hotel EBITDA ownership expense	60	18	85	54	(239)	103	16	(421)	124
Hotel EBITDA including amounts attributable to noncontrolling interest	6,031	7,067	5,400	1,767	5,281	1,014	1,393	7,489	5,115
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,031	$7,067	$5,400	$1,767	$5,281	$1,014	$1,393	$7,489	$5,115

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(315)	$350	$1,823	$2,546	$402	$3,711	$16,164	$40,944
Non-property adjustments	—	—	—	—	—	—	19	1
Interest income	(5)	(1)	(2)	(13)	—	(9)	(10)	(47)
Interest expense	—	—	—	227	—	839	800	3,556
Amortization of loan costs	—	—	—	38	—	67	200	447
Depreciation and amortization	1,260	1,091	614	3,634	1,057	6,167	12,766	49,256
Income tax expense (benefit)	—	—	—	—	—	—	96	116
Non-hotel EBITDA ownership expense	204	26	32	155	73	150	179	619
Hotel EBITDA including amounts attributable to noncontrolling interest	1,144	1,466	2,467	6,587	1,532	10,925	30,214	94,892
Non-comparable adjustments	—	—	—	—	—	219	(1,060)	(841)
Comparable hotel EBITDA	$1,144	$1,466	$2,467	$6,587	$1,532	$11,144	$29,154	$94,051
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$596	$1,890	$(1,787)	$(7)	$1,467	$(492)	$(232)	$4,058	$(4,001)
Non-property adjustments	—	(1,033)	(2)	—	—	—	38	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	103	506	—	—	—	—	—	—	—
Amortization of loan costs	8	133	—	—	—	—	—	—	—
Depreciation and amortization	3,747	2,321	3,985	1,240	3,501	1,573	841	2,436	4,149
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—
Non-hotel EBITDA ownership expense	(10)	40	233	91	(16)	58	41	263	2,389
Hotel EBITDA including amounts attributable to noncontrolling interest	4,444	3,857	2,428	1,324	4,951	1,139	688	6,763	2,536
Non-comparable adjustments	—	—	—	—	—	—	(1)	—	3
Comparable hotel EBITDA	$4,444	$3,857	$2,428	$1,324	$4,951	$1,139	$687	$6,763	$2,539

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(372)	$652	$891	$(803)	$(1,140)	$(4,223)	$7,364	$3,861
Non-property adjustments	—	—	—	20	—	—	87	(890)
Interest income	—	—	(1)	—	—	(1)	(1)	(6)
Interest expense	—	—	—	274	—	480	461	1,824
Amortization of loan costs	—	—	—	37	—	63	100	341
Depreciation and amortization	1,432	1,242	643	3,441	1,338	6,746	14,242	52,877
Income tax expense (benefit)	—	—	—	—	—	—	93	99
Non-hotel EBITDA ownership expense	41	7	33	177	56	97	428	3,928
Hotel EBITDA including amounts attributable to noncontrolling interest	1,101	1,901	1,566	3,146	254	3,162	22,774	62,034
Non-comparable adjustments	—	—	—	—	—	(3)	(616)	(617)
Comparable hotel EBITDA	$1,101	$1,901	$1,566	$3,146	$254	$3,159	$22,158	$61,417
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$4,078	$4,568	$4,881	$1,420	$9,892	$2,811	$(1,469)	$15,775	$(3,552)
Non-property adjustments	—	—	—	—	—	—	—	(18)	—
Interest income	(1)	(10)	(2)	—	(11)	—	—	—	(11)
Interest expense	407	3,605	—	—	—	—	—	—	—
Amortization of loan costs	24	399	—	—	—	—	—	—	—
Depreciation and amortization	11,146	6,601	11,814	3,548	9,146	4,592	2,466	7,540	12,200
Income tax expense (benefit)	—	—	—	—	—	—	—	42	—
Non-hotel EBITDA ownership expense	(40)	33	269	459	57	173	63	40	649
Hotel EBITDA including amounts attributable to noncontrolling interest	15,614	15,196	16,962	5,427	19,084	7,576	1,060	23,379	9,286
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$15,614	$15,196	$16,962	$5,427	$19,084	$7,576	$1,060	$23,379	$9,286

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,219	$298	$3,855	$529	$3,844	$9,080	$39,350	$96,579
Non-property adjustments	—	—	—	—	—	—	32	14
Interest income	(8)	(1)	(3)	(17)	—	(18)	(20)	(102)
Interest expense	—	—	—	677	—	1,846	1,936	8,471
Amortization of loan costs	—	—	—	113	—	197	596	1,329
Depreciation and amortization	3,964	3,485	1,882	10,989	3,473	18,893	40,181	151,920
Income tax expense (benefit)	—	—	—	—	—	—	173	215
Non-hotel EBITDA ownership expense	217	(312)	90	396	151	188	970	3,403
Hotel EBITDA including amounts attributable to noncontrolling interest	5,392	3,470	5,824	12,687	7,468	30,186	83,218	261,829
Non-comparable adjustments	—	—	—	—	—	218	(993)	(775)
Comparable hotel EBITDA	$5,392	$3,470	$5,824	$12,687	$7,468	$30,404	$82,225	$261,054
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(3,615)	$(5,629)	$(6,805)	$(693)	$(257)	$(1,447)	$(3,084)	$2,122	$(16,061)
Non-property adjustments	—	(1,033)	(2)	—	—	—	127	—	(327)
Interest income	(1)	—	(2)	—	(3)	—	—	—	(2)
Interest expense	305	939	—	—	—	—	—	—	—
Amortization of loan costs	23	272	—	—	—	—	—	—	—
Depreciation and amortization	11,458	7,365	12,495	3,865	10,794	4,984	2,616	7,492	13,035
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—
Non-hotel EBITDA ownership expense	(110)	(409)	721	227	(29)	242	(110)	(155)	3,707
Hotel EBITDA including amounts attributable to noncontrolling interest	8,060	1,505	6,407	3,399	10,505	3,779	(451)	9,465	352
Non-comparable adjustments	—	—	—	—	—	—	186	—	—
Comparable hotel EBITDA	$8,060	$1,505	$6,407	$3,399	$10,505	$3,779	$(265)	$9,465	$352

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,706)	$(1,079)	$761	$(6,153)	$164	$(19,657)	$10,386	$(52,753)
Non-property adjustments	—	—	—	19	(55)	—	(10,515)	(11,786)
Interest income	—	(1)	(2)	—	—	(2)	(5)	(18)
Interest expense	—	—	—	739	—	1,362	1,381	4,726
Amortization of loan costs	—	—	—	110	—	188	295	888
Depreciation and amortization	4,592	3,857	2,025	10,567	4,175	21,464	44,916	165,700
Income tax expense (benefit)	—	—	—	—	—	—	152	158
Non-hotel EBITDA ownership expense	119	(15)	198	211	(218)	348	1,860	6,587
Hotel EBITDA including amounts attributable to noncontrolling interest	3,005	2,762	2,982	5,493	4,066	3,703	48,470	113,502
Non-comparable adjustments	(1)	—	—	—	—	(9)	(32)	144
Comparable hotel EBITDA	$3,004	$2,762	$2,982	$5,493	$4,066	$3,694	$48,438	$113,646
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$5,851	$(76)	$3,939	$15,035	$3,646	$(1,404)	$20,624	$16,606	$7,958	$1,707	$1,206
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(10)	(6)	—	—	(5)	(1)	(8)	(11)	(49)	(4)	—
Interest expense	—	—	—	—	—	—	—	—	4	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,981	5,943	13,217	8,299	13,317	15,141	54,872	19,467	18,065	5,124	1,498
Income tax expense (benefit)	(3)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	127	161	224	567	515	436	813	847	366	195	58
Hotel EBITDA including amounts attributable to noncontrolling interest	11,946	6,022	17,380	23,901	17,473	14,172	76,301	36,909	26,344	7,022	2,762
Non-comparable adjustments	—	—	—	—	—	—	—	—	(3)	—	—
Comparable hotel EBITDA	$11,946	$6,022	$17,380	$23,901	$17,473	$14,172	$76,301	$36,909	$26,341	$7,022	$2,762

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$8	$20,538	$(1,977)	$(604)	$221	$(691)	$1,887	$2,551	$(502)	$2,552	$(4,367)
Non-property adjustments	(51)	(17)	—	18	—	—	—	—	—	—	—
Interest income	—	—	(4)	—	—	—	(10)	—	—	—	—
Interest expense	—	—	2,291	—	—	511	4,579	—	—	1,005	1,425
Amortization of loan costs	—	—	261	—	—	32	529	—	—	376	417
Depreciation and amortization	1,196	12,941	2,959	1,794	383	1,520	5,076	7,897	1,888	1,610	3,673
Income tax expense (benefit)	—	41	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(167)	204	54	40	19	40	81	80	12	61	100
Hotel EBITDA including amounts attributable to noncontrolling interest	986	33,707	3,584	1,248	623	1,412	12,142	10,528	1,398	5,604	1,248
Non-comparable adjustments	—	—	—	(1,248)	—	—	—	216	—	—	—
Comparable hotel EBITDA	$986	$33,707	$3,584	$—	$623	$1,412	$12,142	$10,744	$1,398	$5,604	$1,248

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$648	$648	$(585)	$31	$—	$(11)	$(2)	$37	$95,474
Non-property adjustments	—	—	—	4	—	11	2	—	(33)
Interest income	—	—	—	—	—	—	—	—	(108)
Interest expense	—	—	908	—	—	—	—	—	10,723
Amortization of loan costs	—	—	149	—	—	—	—	—	1,764
Depreciation and amortization	383	487	1,566	—	—	—	—	—	204,297
Income tax expense (benefit)	38	150	—	—	—	—	—	—	226
Non-hotel EBITDA ownership expense	2	—	147	(37)	—	—	—	12	4,957
Hotel EBITDA including amounts attributable to noncontrolling interest	1,071	1,285	2,185	(2)	—	—	—	49	317,300
Non-comparable adjustments	—	—	—	2	—	—	—	(49)	(1,082)
Comparable hotel EBITDA	$1,071	$1,285	$2,185	$—	$—	$—	$—	$—	$316,218
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$504	$1,205	$1,957	$4,314	$4,405	$1,390	$9,001	$4,640	$3,655	$(37)	$485
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(3)	—	—	—	(1)	—	(5)	(33)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,551	1,493	3,249	1,912	3,357	3,554	13,203	4,648	4,404	1,214	386
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	20	27	80	293	(251)	52	280	216	(100)	183	8
Hotel EBITDA including amounts attributable to noncontrolling interest	2,071	2,722	5,286	6,519	7,511	4,995	22,484	9,499	7,927	1,359	879
Non-comparable adjustments	—	—	—	—	—	—	—	—	(383)	—	—
Comparable hotel EBITDA	$2,071	$2,722	$5,286	$6,519	$7,511	$4,995	$22,484	$9,499	$7,544	$1,359	$879

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$77	$5,670	$(424)	$649	$14	$(148)	$1,907	$1,218	$(123)	$1,387	$(1,647)
Non-property adjustments	—	(17)	—	18	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	839	—	—	184	1,506	—	—	311	489
Amortization of loan costs	—	—	67	—	—	8	134	—	—	94	107
Depreciation and amortization	277	3,262	746	—	94	384	1,224	1,859	440	425	930
Income tax expense (benefit)	—	20	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	22	(396)	15	7	9	11	19	69	3	5	5
Hotel EBITDA including amounts attributable to noncontrolling interest	376	8,539	1,243	674	117	439	4,790	3,146	320	2,222	(116)
Non-comparable adjustments	—	—	—	(674)	—	—	—	216	—	—	—
Comparable hotel EBITDA	$376	$8,539	$1,243	$—	$117	$439	$4,790	$3,362	$320	$2,222	$(116)

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$260	$275	$310	$—	$—	$—	$—	$—	$40,944
Non-property adjustments	—	—	—	—	—	—	—	—	1
Interest income	—	—	—	—	—	—	—	—	(47)
Interest expense	—	—	226	—	—	—	—	—	3,556
Amortization of loan costs	—	—	37	—	—	—	—	—	447
Depreciation and amortization	98	118	428	—	—	—	—	—	49,256
Income tax expense (benefit)	42	54	—	—	—	—	—	—	116
Non-hotel EBITDA ownership expense	(1)	—	43	—	—	—	—	—	619
Hotel EBITDA including amounts attributable to noncontrolling interest	399	447	1,044	—	—	—	—	—	94,892
Non-comparable adjustments	—	—	—	—	—	—	—	—	(841)
Comparable hotel EBITDA	$399	$447	$1,044	$—	$—	$—	$—	$—	$94,051
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$1,540	$874	$2,147	$5,938	$2,263	$1,187	$14,521	$7,277	$4,884	$678	$511
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	(5)	—	(8)	(2)	(15)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,463	1,465	3,302	2,013	3,325	3,687	13,509	4,852	4,460	1,282	377
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	49	80	53	174	71	246	59	235	309	2	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,050	2,418	5,502	8,125	5,654	5,120	28,081	12,362	9,639	1,961	897
Non-comparable adjustments	—	—	—	—	—	—	—	—	166	—	—
Comparable hotel EBITDA	$3,050	$2,418	$5,502	$8,125	$5,654	$5,120	$28,081	$12,362	$9,805	$1,961	$897

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$268	$7,512	$445	$(278)	$2	$(222)	$2,753	$2,749	$(82)	$902	$(672)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(4)	—	—	—	(10)	—	—	—	—
Interest expense	—	—	562	—	—	123	1,132	—	—	250	349
Amortization of loan costs	—	—	65	—	—	8	133	—	—	94	105
Depreciation and amortization	293	3,295	742	594	94	379	1,222	1,938	465	400	933
Income tax expense (benefit)	—	16	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(204)	495	11	4	1	(13)	25	4	4	39	5
Hotel EBITDA including amounts attributable to noncontrolling interest	357	11,318	1,821	320	97	275	5,255	4,691	387	1,685	720
Non-comparable adjustments	—	—	—	(320)	—	—	—	—	—	—	—
Comparable hotel EBITDA	$357	$11,318	$1,821	$—	$97	$275	$5,255	$4,691	$387	$1,685	$720

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$191	$202	$258	$—	$—	$—	$(2)	$2	$55,848
Non-property adjustments	—	—	—	—	—	—	2	—	2
Interest income	—	—	—	—	—	—	—	—	(48)
Interest expense	—	—	226	—	—	—	—	—	2,643
Amortization of loan costs	—	—	38	—	—	—	—	—	443
Depreciation and amortization	99	121	413	—	—	—	—	—	50,723
Income tax expense (benefit)	24	44	—	—	—	—	—	—	84
Non-hotel EBITDA ownership expense	—	(1)	25	—	—	—	—	(2)	1,680
Hotel EBITDA including amounts attributable to noncontrolling interest	314	366	960	—	—	—	—	—	111,375
Non-comparable adjustments	—	—	—	—	—	—	—	—	(154)
Comparable hotel EBITDA	$314	$366	$960	$—	$—	$—	$—	$—	$111,221
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,030	$(1,425)	$409	$2,433	$(1,872)	$(2,323)	$(1,105)	$3,666	$173	$917	$64
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(1)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,477	1,483	3,355	2,126	3,398	3,938	13,958	4,942	4,558	1,295	370
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	11	77	77	45	41	91	498	7	69	2	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,516	134	3,841	4,604	1,567	1,706	13,351	8,613	4,800	2,213	443
Non-comparable adjustments	—	—	—	—	—	—	—	—	104	—	—
Comparable hotel EBITDA	$3,516	$134	$3,841	$4,604	$1,567	$1,706	$13,351	$8,613	$4,904	$2,213	$443

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(196)	$3,187	$(1,141)	$(744)	$49	$(247)	$(1,960)	$(320)	$(98)	$(286)	$(867)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	444	—	—	101	967	—	—	247	288
Amortization of loan costs	—	—	65	—	—	8	132	—	—	94	103
Depreciation and amortization	311	3,192	735	610	97	378	1,285	2,015	486	397	929
Income tax expense (benefit)	—	5	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	6	39	14	18	8	13	18	3	3	7	7
Hotel EBITDA including amounts attributable to noncontrolling interest	121	6,423	117	(116)	154	253	442	1,698	391	459	460
Non-comparable adjustments	—	—	—	116	—	—	—	—	—	—	—
Comparable hotel EBITDA	$121	$6,423	$117	$—	$154	$253	$442	$1,698	$391	$459	$460

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$8	$45	$(599)	$—	$—	$(11)	$—	$—	$(213)
Non-property adjustments	—	—	—	—	—	11	—	—	11
Interest income	—	—	—	—	—	—	—	—	(7)
Interest expense	—	—	224	—	—	—	—	—	2,272
Amortization of loan costs	—	—	37	—	—	—	—	—	439
Depreciation and amortization	93	122	391	—	—	—	—	—	51,941
Income tax expense (benefit)	—	10	—	—	—	—	—	—	15
Non-hotel EBITDA ownership expense	—	—	41	—	—	—	—	—	1,104
Hotel EBITDA including amounts attributable to noncontrolling interest	101	177	94	—	—	—	—	—	55,562
Non-comparable adjustments	—	—	—	—	—	—	—	—	220
Comparable hotel EBITDA	$101	$177	$94	$—	$—	$—	$—	$—	$55,782
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$1,777	$(730)	$(574)	$2,350	$(1,150)	$(1,658)	$(1,793)	$1,023	$(754)	$149	$146
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	—	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,490	1,502	3,311	2,248	3,237	3,962	14,202	5,025	4,643	1,333	365
Income tax expense (benefit)	(3)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	47	(23)	14	55	654	47	(24)	389	88	8	32
Hotel EBITDA including amounts attributable to noncontrolling interest	3,309	748	2,751	4,653	2,741	2,351	12,385	6,435	3,978	1,489	543
Non-comparable adjustments	—	—	—	—	—	—	—	—	110	—	—
Comparable hotel EBITDA	$3,309	$748	$2,751	$4,653	$2,741	$2,351	$12,385	$6,435	$4,088	$1,489	$543

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(141)	$4,169	$(857)	$(231)	$156	$(74)	$(813)	$(1,096)	$(199)	$549	$(1,181)
Non-property adjustments	(51)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	446	—	—	103	974	—	—	197	299
Amortization of loan costs	—	—	64	—	—	8	130	—	—	94	102
Depreciation and amortization	315	3,192	736	590	98	379	1,345	2,085	497	388	881
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	9	66	14	11	1	29	19	4	2	10	83
Hotel EBITDA including amounts attributable to noncontrolling interest	132	7,427	403	370	255	445	1,655	993	300	1,238	184
Non-comparable adjustments	—	—	—	(370)	—	—	—	—	—	—	—
Comparable hotel EBITDA	$132	$7,427	$403	$—	$255	$445	$1,655	$993	$300	$1,238	$184

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$189	$126	$(554)	$31	$—	$—	$—	$35	$(1,105)
Non-property adjustments	—	—	—	4	—	—	—	—	(47)
Interest income	—	—	—	—	—	—	—	—	(6)
Interest expense	—	—	232	—	—	—	—	—	2,252
Amortization of loan costs	—	—	37	—	—	—	—	—	435
Depreciation and amortization	93	126	334	—	—	—	—	—	52,377
Income tax expense (benefit)	(28)	42	—	—	—	—	—	—	11
Non-hotel EBITDA ownership expense	3	1	38	(37)	—	—	—	14	1,554
Hotel EBITDA including amounts attributable to noncontrolling interest	257	295	87	(2)	—	—	—	49	55,471
Non-comparable adjustments	—	—	—	2	—	—	—	(49)	(307)
Comparable hotel EBITDA	$257	$295	$87	$—	$—	$—	$—	$—	$55,164
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.